PIMCO Funds

Supplement Dated March 1, 2018 to the

Asset Allocation Funds Prospectus dated July 28, 2017,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO REALPATH® Income Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund and PIMCO REALPATH® 2055 Fund (each, a “Fund” and together, the “Funds”)

IMPORTANT NOTICE REGARDING CHANGES IN THE FUNDS’

REALPATH® GLIDE PATH

Effective March 31, 2018, the chart illustrating each Fund’s REALPATH® Glide Path in the “Principal Investment Strategies” section of each Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

Investors Should Retain This Supplement for Future Reference

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